Exhibit 10.4

PIGGYBACK REGISTRATION RIGHTS AGREEMENT

PIGGYBACK REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 6th, 2008 by and among MANITEX INTERNATIONAL, INC. (the “Company”), a Michigan corporation, having an address at 7402 West 100th Place, Bridgeview, Illinois 60455, (formerly known as Veri-Tek International, Corp.), and TEREX CORPORATION (the “Stockholder”), a Delaware corporation, having an address at 200 Nyala Farm Road, Westport, Connecticut 06880.

WHEREAS, the Company has issued and sold shares of its Common Stock pursuant to the terms of a Restructuring Agreement and a Term Note, each of even date herewith.

WHEREAS, the Company has agreed to provide the Stockholder and any of its permitted transferees of Registrable Securities (as hereinafter defined), the registration rights with respect to the Registrable Securities, as set forth in this Agreement. Capitalized terms used herein without definition shall have the meanings set forth in the Stock Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the parties intending to be legally bound, hereby agree as follows:

1. Definitions.

As used in this Agreement, the following capitalized terms shall have the following meanings:

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall mean the common stock, no par value per share, of the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint state company trust, unincorporated organization, joint venture, a government authority or other entity of whatever nature.

“Piggyback Registration” shall have the meaning assigned to such term in Section 2(a) hereof.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments to the Registration Statement of which such Prospectus is a part thereof, and all material incorporated by reference in such Prospectus.

“Registrable Securities” shall mean shares of the Common Stock, but only so long as they remain Restricted Securities.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel and independent auditors for the Company, reasonable fees and disbursements of one counsel to the Stockholder (such attorneys’ fees not to exceed $25,000 in the aggregate per registration statement), blue sky fees and expenses and the expense of any special audits incident to or required by any such registration, but excluding all Selling Expenses.

“Registration Statement” shall mean any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such Registration Statement.

“Restricted Securities” shall mean the Registrable Securities unless and until, in the case of any such Registrable Securities, (i) they have been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them, (ii) they are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (iii) they are otherwise eligible to be sold without volume limitations pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” shall mean all underwriting discounts and selling commissions and stock transfer taxes applicable to the securities registered by the Stockholder pursuant to this Agreement and any fees of counsel to the Stockholder (other than as allowable as a Registration Expense).

2. Piggyback Registration Rights.

(a) If there is not an effective registration covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than pursuant to (i) a registration statement on Forms S-4 or S-8 (each as promulgated under the Securities Act) or any successor or substantially similar forms, (ii) a registration on any form that does not permit secondary sales, or (iii) a registration statement relating to secondary sales of any securities purchased from the Company in a private placement for cash in which the registration rights agreement entered into by the Company in connection therewith prohibits the inclusion of the Restricted Securities in such registration statement (provided that the Company will use commercially reasonable efforts not to restrict the Stockholder’s registration rights hereunder), it will give written notice (a “Registration Notice”) to the Stockholder of such intention and, if within ten (10) days of the Stockholder’s receipt of such Registration Notice, the Stockholder provides the Company with a written request to participate in such registration, then the Company, subject to Section 2(b) below and subject to restrictions contained in the Company’s other registration rights agreements existing on the date of this Agreement, will use its best efforts to include in such registration, and in any underwriting involved therein, all of the Stockholder’s Registrable Securities included in such request (a “Piggyback Registration”). Notwithstanding anything to the contrary contained herein, the Company shall have no obligation to register Registrable Securities pursuant to this Section 2 to the extent that the sale of such securities is deemed to be a primary underwritten offering by the Company.

(b) Underwritten Offerings.

(i) In the case of an underwritten offering by the Company of securities, the Stockholder shall, with respect to Registrable Securities that the Stockholder then desires to sell, enter into an underwriting agreement with the same underwriters engaged by the Company with respect to securities being offered by the Company, and the Company shall cause such underwriters to include in any such underwriting all of the Registrable Securities that the Stockholder then desires to sell, subject to paragraph (ii) below; provided, however, that such underwriting agreement is in substantially the same form as the underwriting agreement that the Company enters into in connection with the primary offering it is making. If the Stockholder disapproves of the terms of any such underwriting, the Stockholder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. The Company shall not be required to include in such registration statement, the Registrable Securities held by any holder that does not accept and agree to the terms of the underwriters selected by the Company, including the execution and delivery of an underwriting agreement in the same form requested by such underwriters for any other selling shareholders selling shares pursuant to such registration statement.

(ii) If the Company decides, based on the advice of the managing underwriter with respect to such underwritten offering, that the number of Registrable Securities to be offered by the Company, the Stockholder and all other selling security holders be reduced because of market conditions or because the offering would be materially and adversely affected, then the Company will so notify the Stockholder in writing and such Registrable Securities shall be reduced by such amount as the managing underwriter may determine. The number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold on its own account and as required by any other registration rights agreement entered into prior to the date hereof; second, to the extent available, the Registrable Securities that the Stockholder has requested to be included therein; and third, to the extent available, among any other selling security holders, as nearly as possible pro rata based on the number of securities such selling security holders have requested to be included therein.

3. Information. Upon making a request pursuant to Section 2 hereof, the Stockholder shall specify the number of shares of Registrable Securities to be registered on its behalf and the intended method of disposition thereof.

The Company may require the Stockholder to furnish in writing to the Company such information regarding itself and the distribution of Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act. The Stockholder agrees to supply the Company as promptly as practicable (and in no event more than five business days after the Company’s request) with such information and to notify the Company as promptly as practicable of any inaccuracy or change in information it has previously furnished to the Company. The Company shall not be obligated to pursue any registration statement for which the Stockholder does not timely furnish such information regarding itself and the distribution of the Registrable Securities as may be required under the Securities Act.

4. Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) In accordance with the Securities Act and the rules and regulations of the Commission, except as otherwise provided herein, use commercially reasonable efforts to cause such Registration Statement to become and remain continuously effective until the earlier of (i) the time that all of the Registrable Securities covered by such Registration Statement have been sold in accordance with the intended methods of disposition of the seller or sellers set forth in such Registration Statement and (ii) one (1) year after such Registration Statement has been declared effective; provided, that if for any portion of such one (1) year period the Registration Statement is not effective or if the Stockholder is required to refrain from selling Registrable Securities, then such one (1) year requirement for maintaining the effectiveness of the Registration Statement shall be extended by the length of such interruption(s), and shall prepare and file with the Commission such amendments to such Registration Statement and supplements to the Prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and Prospectus accurate and complete during such period; and provided further, that the Company shall have the right to terminate or withdraw any registration statement initiated by it pursuant to Section 2 prior to the effectiveness of such registration statement whether or not the Stockholder has elected to include Registrable Securities in such registration statement if the Company determines, using its good faith judgment, that it would be adverse to the interests of the Company and its shareholders to proceed with such registration;

(b) Furnish to the Stockholder such reasonable number of copies of the Registration Statement and Prospectus and such other documents as the Stockholder may reasonably request in order to facilitate the public offering of the Registrable Securities;

(c) Use commercially reasonable efforts to register or qualify the Securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as the Stockholder may reasonably request; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in connection with any such registration or qualification of such Registrable Securities;

(d) Notify the Stockholder, promptly after it shall receive notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(e) Notify the Stockholder promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(f) Prepare and file with the Commission, promptly upon the request of the Stockholder, the Registration Statement and any amendments or supplements to such Registration Statement or Prospectus that, in the reasonable opinion of counsel for the Stockholder, is required under the Securities Act or the rules and regulations thereunder; provided that such amendment or supplement pertains to the distribution by the Stockholder of the Registrable Securities included in a Registration Statement;

(g) Prepare and file as promptly as reasonably possible with the Commission and promptly notify the Stockholder in such registration of the filing of such amendments or supplements to such Registration Statement or Prospectus as may be necessary to correct any statements or omissions if, at the time when a Prospectus relating to such Registrable Securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such Prospectus or any other Prospectus then in effect may include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(h) Advise the Stockholder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(i) Otherwise use commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission relating to a Registration Statement; and

(j) Notify the Holders of Registrable Securities to be sold (which notice shall be accompanied by an instruction to suspend the use of the relevant prospectus until the requisite changes have been made) as promptly as reasonably possible (i) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a registration statement or prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (iv) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement stale or otherwise ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus contained therein or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading

5. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company. All Selling Expenses relating to Registrable Securities registered on behalf of the Stockholder shall be borne by the Stockholder.

6. Indemnification and Contribution.

(a) Indemnification by the Company. Whenever pursuant to Section 2 hereof, a Registration Statement relating to the Registrable Securities is filed under the Securities Act, the Company will (except as to matters covered by Section 6(b) hereof) indemnify and hold harmless the Stockholder in the registration, each of its officers, directors and employees, and the Stockholder’s legal counsel and independent accountant, and each Person, if any, who controls any such Person within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the “Stockholder Indemnitees” and, individually, a “Stockholder Indemnitee”), against any losses, claims, damages or liabilities, including any legal or other expenses reasonably incurred by the Stockholder Indemnitee in connection with investigating, settling or defending against such loss, claim, damage, liability or action, joint or several, to which such Stockholder Indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless (i) any such statement or omission is based on written information provided by the Stockholder Indemnitee, or a representation of a Stockholder Indemnitee, that such Stockholder Indemnitee has requested be included in such Registration Statement or Prospectus, or to the extent that such information relates to such Stockholder Indemnitee or the Stockholder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by the Stockholder for use in the Registration Statement, the Prospectus or the form of Prospectus or in any amendment or supplement thereto or (ii) the use by the Stockholder of an outdated or defective Prospectus after the Company has notified the Stockholder in writing that the Prospectus is outdated or defective and prior to the receipt by the Stockholder of an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the amended or supplemented Prospectus the misstatement or omission giving rise to such loss, claim, damages or liability would have been corrected.

(b) Indemnification by the Stockholder. Whenever pursuant to Section 2 hereof, a Registration Statement relating to the Registrable Securities is filed under the Securities Act, the Stockholder will, indemnify and hold harmless the Company, each of its directors, officers and employees, and the Company’s legal counsel and independent accountant, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the “Company Indemnitees” and, individually, a “Company Indemnitee”) against all losses, claims, damages or liabilities, joint or several, to which any of the Company Indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only if, and to the extent that, such statement or omission is based on written information provided by the Stockholder or a representation of the Stockholder, that the Stockholder has requested be included in such Registration Statement or Prospectus, or to the extent that such information relates to the Stockholder or the Stockholder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by the Stockholder for use in the Registration Statement, the Prospectus or the form of Prospectus or in any amendment or supplement thereto, and will reimburse each Company Indemnitee for all legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the maximum amount of liability in respect of such indemnification (including, but not limited to, attorneys’ fees and expenses) shall be limited to an amount equal to the net proceeds actually received by the Stockholder from the sale of Registrable Securities under such registration statement.

(c) Indemnification Procedures. Promptly after receipt by a Stockholder Indemnitee or a Company Indemnitee (collectively, “Indemnitees” and, individually, an “Indemnitee”) under Section 6(a) or 6(b) hereof of notice of the commencement of any action, such Indemnitee will, if a claim in respect thereof is to be made against the indemnifying party under such clause, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any Indemnitee. In case any such action shall be brought against any Indemnitee, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee, and after notice from the indemnifying party to such Indemnitee of its election to assume the defense thereof, the indemnifying party shall not be liable to such Indemnitee under such clause for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnitee shall have the right to employ one counsel to represent such Indemnitee, if such Indemnitee shall have been advised by its counsel that a conflict of interest is likely to exist if the same counsel were to represent the indemnifying party and the Indemnitee in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party in the defense of any such claim or litigation shall, except with the consent of each Indemnitee, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such claim or litigation.

(d) Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an Indemnitee, then the indemnifying party shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other from the registration or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the Indemnitee than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other but also the relative fault of the indemnifying party and the Indemnitee as well as any other relevant equitable considerations. The relative fault of the Indemnitee, on the one hand, and the indemnifying party, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnitee or by the indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) Survival. The obligations of the Company and the Stockholder under this Section 6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

7. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to the Stockholder upon request a written statement as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Stockholder to sell any such securities without registration.

8. Transfer or Assignment of Registration Rights by Stockholder. The rights to cause the Company to register securities granted to the Stockholder by the Company under this Agreement may be transferred or assigned by the Stockholder, provided in each case that (i) the Company is given written notice by the Stockholder at the time of or within a reasonable time after such transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided further that the transferee or assignee of such rights agrees in writing to be bound by the registration provisions of this Agreement, (ii) such transfer or assignment is not made under a registration statement or Rule 144, (iii) such transfer is made according to any applicable requirements of the Restructuring Agreement and Term Note, and (iv) the transferee has provided to the Company an investor questionnaire (or equivalent document) evidencing that the transferee is a “qualified institutional buyer” or an “accredited investor” defined in Rule 501(a)(1),(2),(3), or (7) of Regulation D as promulgated by the Commission under the Securities Act.

9. Discontinued Disposition. The Stockholder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 4(e), (f), (g), (h) or (j) the Stockholder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until the Stockholder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company shall as promptly as reasonably possible take all actions necessary to correct the events described in such sections and may provide appropriate stop orders to enforce the provisions of this paragraph.

10. Amendment and Modification. This Agreement may be amended, modified or supplemented in any respect only by written agreement by the Company and the Stockholder.

11. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

12. Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

13. Notices. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed duly given if delivered personally or three (3) days after such notice or other communication is mailed by registered or certified mail (return receipt requested) to the parties at the addresses set for above (or at such other address for the party as shall be specified by like notice).

14. Headings; Execution in Counterparts. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This Agreement and any subsequent amendment hereto may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement or to any subsequent amendment to this Agreement by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart.

15. Entire Agreement. This Agreement, including any exhibits hereto and the documents and instruments referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16. Attorneys’ Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover such reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled, as may be ordered in connection with such proceeding.

17. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their successors and assigns.

IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the date first above written.

MANITEX INTERNATIONAL, INC.

By:	/s/ Andrew Rooke
Name:	Andrew Rooke
Title:	President

TEREX CORPORATION:

By:	/s/ Eric I. Cohen
Name:	Eric I. Cohen
Title:	Senior Vice President